UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) February 3, 2004




                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


        Delaware                     1-3390                04-2260388
(State or other jurisdiction of    Commission          (I.R.S. Employer
 incorporation or organization)    File Number)       Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
(Address of principal executive offices)                 (Zip Code)



(Registrant's telephone number, including area code)    (913) 676-8800



                            Not Applicable
    (Former name or former address, if changed since last report.)

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Item 5.  Other Events

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to
     Item 12:

     99.1 Press release of Seaboard Corporation dated February 3, 2004 announcing a marketing agreement with Triumph Foods LLC.

Item 6. Exhibits and Reports on Form 8-K

(a)  Exhibits

     10.2 Marketing Agreement dated February 2, 2004 by and among Seaboard Corporation, Seaboard Farms, Inc., Triumph Foods LLC, and for certain limited purposes only, the members of Triumph Foods LLC.

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  February 3, 2004

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer

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